UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023

BLINK CHARGING CO.

(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 Lincoln Road, 5th Floor Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Blink Charging Co. (the “Company”)

November 16, 2023

Item 1.01.	Entry into a Material Definitive Agreement.

On November 16, 2023, the Company entered into an Amendment to Sales Agreement, effective as of November 2, 2023 (the “Amendment”), with Barclays Capital Inc., BofA Securities, Inc., HSBC Securities (USA) Inc., H.C. Wainwright & Co., LLC, Roth Capital Partners, LLC and ThinkEquity LLC (the “Agents”), amending the Sales Agreement entered into between the Company and the Agents, dated as of September 2, 2022 (the “Sales Agreement”), relating to the “at-the-market” offering program pursuant to which the Company may issue and sell from time to time shares of its common stock, par value $0.001 per share, having an aggregate offering price of up to $250,000,000 through the Agents, as the Company’s sales agents.

The Amendment revises the term “Registration Statement” as used in the Sales Agreement to the Company’s new shelf registration statement on Form S-3, as amended (File No. 333-275123), and revises the term “Prospectus Supplement” as used in the Sales Agreement to the Company’s prospectus supplement dated November 2, 2023, relating to the “at-the-market” offering program contemplated by the Sales Agreement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy any shares under the Sales Agreement, nor shall there be any offer, solicitation or sale of such shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state. The shares being offered pursuant to the Sales Agreement, as amended by the Amendment, will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3, as amended (File No. 333-275123), and a prospectus supplement dated November 2, 2023.

The foregoing description of the terms of the Sales Agreement, as amended by the Amendment, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Sales Agreement, dated as of November 2, 2023, between Blink Charging Co. and the Agents.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: November 22, 2023	By:	/s/ Michael P. Rama
	Name:	Michael P. Rama
	Title:	Chief Financial Officer

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